Exhibit 21
Subsidiaries

Advocat Finance, Inc.
Diversicare Afton Oaks, LLC
Diversicare Afton Oaks Property, LLC
Diversicare Ballinger, LLC
Diversicare Briarcliff, LLC
Diversicare Briarcliff Property, LLC
Diversicare Chanute Property, LLC
Diversicare Chisolm, LLC
Diversicare Chisolm Property, LLC
Diversicare Clinton, LLC
Diversicare Clinton Property, LLC
Diversicare Council Grove Property, LLC
Diversicare Doctors, LLC
Diversicare Estates, LLC
Diversicare Fulton Property, LLC
Diversicare Glasgow Property, LLC
Diversicare Hartford, LLC
Diversicare Hartford Property, LLC
Diversicare Haysville Property, LLC
Diversicare Highlands, LLC
Diversicare Hillcrest, LLC
Diversicare Hillcrest Property, LLC
Diversicare Holding Company, LLC
Diversicare Humble, LLC
Diversicare Hutchinson Property, LLC
Diversicare Kansas, LLC
Diversicare Katy, LLC
Diversicare Lampasas, LLC
Diversicare Lampasas Property, LLC
Diversicare Larned Property, LLC
Diversicare Leasing Company II, LLC
Diversicare Leasing Company III, LLC
Diversicare Leasing Corp.
Diversicare Management Services Co.
Diversicare Normandy Terrace, LLC
Diversicare of Big Springs, LLC
Diversicare of Bradford Place, LLC
Diversicare of Chanute, LLC
Diversicare of Chateau, LLC
Diversicare of Council Grove, LLC
Diversicare of Fulton, LLC
Diversicare of Glasgow, LLC
Diversicare of Greenville, LLC
Diversicare of Haysville, LLC

Diversicare of Hutchinson, LLC
Diversicare of Larned, LLC
Diversicare of Mansfield, LLC
Diversicare of Nicholasville, LLC
Diversicare of Providence, LLC
Diversicare of Riverside, LLC
Diversicare of Sedgwick, LLC
Diversicare of Seneca Place, LLC
Diversicare of Siena Woods, LLC
Diversicare of St. Joseph, LLC
Diversicare of St. Theresa, LLC
Diversicare Paris, LLC
Diversicare Pharmacy Holdings, LLC
Diversicare Pinedale, LLC
Diversicare Property Co., LLC
Diversicare Rose Terrace, LLC
Diversicare Sedgwick Property, LLC
Diversicare Texas I, LLC
Diversicare Therapy Services, LLC
Diversicare Treemont, LLC
Diversicare Windsor House, LLC
Diversicare Windsor House Property, LLC
Diversicare Yorktown, LLC
Diversicare Yorktown Property, LLC
Diversicare of Amory, LLC
Diversicare of Arab, LLC
Diversicare of Batesville, LLC
Diversicare of Bessemer, LLC
Diversicare of Boaz, LLC
Diversicare of Brookhaven, LLC
Diversicare of Eupora, LLC
Diversicare of Foley, LLC
Diversicare of Hueytown, LLC
Diversicare of Lanett, LLC
Diversicare of Montgomery, LLC
Diversicare of Oneonta, LLC
Diversicare of Oxford, LLC
Diversicare of Pell City, LLC
Diversicare of Ripley, LLC
Diversicare of Riverchase, LLC
Diversicare of Southaven, LLC
Diversicare of Tupelo, LLC
Diversicare of Tylertown, LLC
Diversicare of Winfield, LLC
Diversicare of Carthage, LLC
Diversicare of Meridian, LLC
Senior Care Cedar Hills, LLC
Senior Care Florida Leasing, LLC
Senior Care Golfcrest, LLC
Senior Care Golfview, LLC

Senior Care Southern Pines, LLC
SHC Risk Carrier, Inc.
Sterling Health Care Management, Inc.